UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 25, 2017

Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

The Tower at PNC Plaza

300 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2401

(Address of principal executive offices, including zip code)

(888) 762-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 25, 2017, the Nominating and Governance Committee (the “Committee”) of the Board of Directors of The PNC Financial Services Group, Inc. (“PNC”) approved changes to the compensation of the Board’s non-employee directors.

These changes followed a review of benchmarking data for PNC’s peer group prepared by Willis Towers Watson, a compensation consulting firm. In undertaking this review, the Committee’s primary objectives were to confirm that the director compensation program continued to align business and shareholder interests, to evaluate the competitiveness of the program relative to PNC’s peer group, and to identify and respond to changes in director compensation in light of the competitive environment.

Following deliberation and discussion, and consideration of the information provided by Willis Towers Watson, the Committee approved:

•	An increase to the annual board retainer from $67,500 to $90,000.

•	An elimination of meeting fees for attendance at board meetings of $1,500 per meeting for in-person or special meetings and $1,000 for quarterly dividend calls.

•	An increase to the retainers for the Audit, Risk, and Personnel and Compensation Committee Chairs from $20,000 to $25,000.

•	An increase to the retainer for the Nominating and Governance Committee and Technology Subcommittee Chairs from $15,000 to $25,000.

•	A retainer of $25,000 for the Chair of the new Compliance Subcommittee of the Risk Committee formed on April 25, 2017.

•	An elimination of the $15,000 retainer for the Chair of the Special Compliance Committee dissolved on April 25, 2017.

•	An elimination of the $10,000 retainer for the Chair of the Executive Committee.

•	An increase in the value of the director equity grant from $137,500 to $145,000 and a grant of 1,197 deferred stock units to each non-employee director elected on April 25, 2017. This grant reflected the Committee’s desire to provide both cash and equity-based compensation to non-employee directors. The stock unit grants were made under the PNC Outside Directors Deferred Stock Unit Program. Each deferred stock unit is payable in one share of PNC common stock at retirement.

The Committee made no other changes to the compensation program for non-employee directors.

Item 5.07 Submission of Matters to a Vote of Security Holders.

An annual meeting of shareholders of PNC was held on April 25, 2017 for the purpose of considering and acting upon the following matters:

(1)	The election of 13 directors to serve until the next annual meeting and until their successors are elected and qualified;

(2)	The ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as PNC’s independent registered public accounting firm for 2017;

(3)	An advisory vote to approve named executive officer compensation;

(4)	A recommendation regarding the frequency of future advisory votes on executive compensation; and

(5)	A shareholder proposal requesting a diversity report with specific additional disclosure, including EEOC-defined metrics.

The final voting results for each proposal, as certified by the judge of election for the annual meeting, are described below. Fractional shares have been rounded up to the nearest whole number. For beneficial owners holding PNC shares at a bank or brokerage institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted under NYSE regulations from voting on the owner’s behalf.

(1)	Thirteen directors were elected and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

Nominee	For	%	Against	%	Abstain	Broker Non- Votes
Charles E. Bunch	360,891,210	91.44%	33,798,019	8.56%	2,522,756	39,177,657
Marjorie Rodgers Cheshire	392,633,636	99.48%	2,069,334	0.52%	2,509,015	39,177,657
William S. Demchak	382,452,130	97.13%	11,317,096	2.87%	3,440,999	39,177,657
Andrew T. Feldstein	393,025,052	99.57%	1,678,838	0.43%	2,508,095	39,177,657
Daniel R. Hesse	392,859,818	99.54%	1,806,105	0.46%	2,544,044	39,177,657
Kay Coles James	391,793,957	99.27%	2,873,602	0.73%	2,544,426	39,177,657
Richard B. Kelson	382,555,300	96.93%	12,124,417	3.07%	2,532,268	39,177,657
Jane G. Pepper	390,200,132	98.86%	4,497,424	1.14%	2,514,429	39,177,657
Donald J. Shepard	389,836,212	98.79%	4,789,916	1.21%	2,585,857	39,177,657
Lorene K. Steffes	391,360,777	99.16%	3,317,922	0.84%	2,533,286	39,177,657
Dennis F. Strigl	386,151,630	97.84%	8,535,501	2.16%	2,524,854	39,177,657
Michael J. Ward	380,085,753	96.30%	14,604,607	3.70%	2,521,618	39,177,657
Gregory D. Wasson	392,895,876	99.55%	1,766,403	0.45%	2,549,706	39,177,657

(2)	The Audit Committee’s selection of PricewaterhouseCoopers LLP as PNC’s independent registered public accounting firm for 2017 was ratified and the aggregate votes cast for or against and the abstentions were as follows:

For	%	Against	%	Abstain
430,326,509	99.21%	3,428,054	0.79%	2,635,079

(3)	The advisory resolution on executive compensation was approved and the aggregate votes cast for and against, as well as the abstentions and broker non-votes, were as follows:

For	%	Against	%	Abstain	Broker Non-Votes
384,942,990	97.89%	8,282,163	2.11%	3,986,824	39,177,657

(4)	The frequency of “1 Year” for future advisory votes on executive compensation was approved and the aggregate votes cast for a frequency of “1 Year”, “2 Years”, and “3 Years”, as well as the abstentions and broker non-votes, were as follows:

1 Year	%	2 Years	%	3 Years	%	Abstain	Broker Non-Votes
362,117,938	91.93%	1,374,639	0.35%	30,424,848	7.72%	3,293,378	39,177,657

Based on the voting results for this proposal approving an annual advisory vote on executive compensation (“say-on-pay”), the Board affirmed its recommendation and elected at this time to hold future say-on-pay votes on an annual basis, until the next shareholder vote on the frequency of future say-on-pay votes.

(5)	The shareholder proposal requesting a diversity report with specific additional disclosure, including EEOC-defined metrics, was not approved and the aggregate votes cast for and against, as well as the abstentions and broker non-votes, were as follows:

For	%	Against	%	Abstain	Broker Non-Votes
40,285,095	11.13%	321,654,533	88.87%	35,269,835	39,177,657

With respect to all of the preceding matters, holders of our common and voting preferred stock voted together as a single class. The following table sets forth, as of the February 3, 2017 record date, the number of shares of each class or series of stock that were issued and outstanding and entitled to vote, the voting power per share, and the aggregate voting power of each class or series:

Title of Class or Series	Voting Rights Per Share	Number of Shares Entitled to Vote	Aggregate Voting Power
Common Stock	1	486,362,046	486,362,046
$1.80 Cumulative Convertible Preferred Stock - Series B	8	615	4,920

Total possible votes			486,366,966

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: April 28, 2017	By:	/s/ Gregory H. Kozich
		Name:	Gregory H. Kozich
		Title:	Senior Vice President and Controller